LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2007

Investment Objective, Strategies, Risk/Return and Expenses—Lazard Retirement U.S. Small Cap Equity Growth Portfolio

The following paragraph replaces the first paragraph in the section entitled “Investment Objective, Strategies, Risk/Return and Expenses—Principal Investment Strategies:"

The Portfolio invests primarily in equity securities, principally common stocks, of small cap U.S. companies that the Investment Manager identifies as having substantial growth opportunities, strong business models and solid management teams. The Investment Manager considers “small cap companies” for the Portfolio to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations generally in the range of companies included in the Russell 2000 Growth® Index (ranging from approximately $124 million to $3.5 billion as of August 31, 2007). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. The Investment Manager conducts a valuation assessment to determine the appropriate price at which to purchase or sell securities.

Fund Management—Portfolio Management

The following are the principal persons primarily responsible for the day-to-day management of the assets of Lazard Retirement Small Cap Portfolio and Lazard Retirement U.S. Small Cap Equity Growth Portfolio. Each Portfolio is managed on a team basis. This information replaces any contrary information contained in the Prospectus.

Retirement Small Cap Portfolio—Patrick M. Mullin (since January 2001), Eileen D. Alexanderson (since September 2007), Daniel Breslin (since May 2007), Michael DeBernardis (since September 2007) and Andrew D. Lacey* (since May 2003)

Retirement U.S. Small Cap Equity Growth Portfolio—James P. Tatera, Barry W. Randall (since September 2007) and Andrew D. Lacey.*

* As Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this Portfolio.

Biographical Information of Principal Portfolio Managers

Mr. Gary Buesser, portfolio manager and analyst for the U.S. Strategic Equity and U.S. Mid Cap Equity teams has been promoted from Senior Vice President to Director of the Investment Manager, and his biographical information contained in the Prospectus is supplemented to note his promotion.

The following information supplements the biographical information contained in the Prospectus.

Eileen D. Alexanderson. Eileen D. Alexanderson, a portfolio manager/analyst of the Investment Manager, is a portfolio manager/analyst on the U.S. Small Cap Equity and U.S. Small Mid Cap Equity teams. Until 2001, Ms. Alexanderson was a Managing Director of the Investment Manager and oversaw the day-to-day operations of the U.S. and Global Equity investment teams. She rejoined the Investment Manager in 2005, after a four-year hiatus to pursue personal interests. She began working in the investment industry in 1979, and is a Chartered Financial Analyst Charterholder.

Michael DeBernardis. Michael DeBernardis, a Vice President of the Investment Manager, is a portfolio manager/analyst on the U.S. Small Cap Equity and Global Small Cap Equity teams with responsibility for coverage of industrial and consumer companies. He began working in the investment industry in 1996. Prior to joining the Investment Manager in 2005, Michael was a Senior Equity Analyst at Systematic Financial Management L.P. and a Market Data Analyst at Salomon Smith Barney. Michael has an MBA from New York University’s Stern School of Business and a BS in Finance from the University of Rhode Island.

Barry W. Randall. Barry W. Randall, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst for the U.S. Small Cap Equity Growth team. Prior to joining the Investment Manager in 2007, Mr. Randall was a portfolio manager with MTB Investment Advisors and U.S. Bancorp Asset Management. He began working in the investment industry in 1993, and has worked as an analyst at Advantus Capital Management, Dain Rauscher and Southcoast Capital Corp. Mr. Randall has an MBA in Finance from the University of Texas at Austin and a BS in Mathematics from the University of Massachusetts at Amherst.

September 28, 2007